EXHIBIT 99.2

Sun BioPharma, Inc.

Condensed Consolidated Balance Sheets

(Unaudited)

	June 30, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$1,005,026	$1,653,494
Stock subscription receivable	-	94,400
Investments	502,229	499,495
Prepaid expenses	21,508	17,556
Income tax receivable	103,056	108,459
Total current assets	1,631,819	2,373,404

Property and equipment, net	206	271
Other assets, net	90,616	104,341
Total assets	$1,722,641	$2,478,016

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$730,862	$466,918
Total current liabilities	730,862	466,918

Long-term liabilities:
Convertible notes payable	2,775,000	3,000,000
Long-term debt	300,000	300,000
Accrued interest	33,184	26,984
Total long-term liabilities	3,108,184	3,326,984
Total liabilities	3,839,046	3,793,902

Commitments and contingencies	-	-

Stockholders’ deficit:
Common stock, $0.001 par value; 20,000,000 share authorized;
6,963,746 and 5,688,927 shares issued and outstanding
at June 30, 2015 and December 31, 2014, respectively	6,963	5,688
Preferred stock, $0.001 par value; 5,000,000 shares authorized;
no shares issued and outstanding	–	–
Additional paid-in-capital	10,053,449	7,264,729
Accumulated deficit	(12,146,237)	(8,568,880)
Accumulated comprehensive loss, net	(30,580)	(17,423)
Total stockholders’ deficit	(2,116,405)	(1,315,886)
Total liabilities and stockholders’ deficit	$1,722,641	$2,478,016

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Sun BioPharma, Inc.

Condensed Consolidated Statements of Operations and Comprehensive Loss

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Operating expenses:
General and administrative	$592,318	$257,829	$1,795,167	$513,248
Research and development	608,231	582,689	1,595,498	903,256
Total operating expenses	1,200,549	840,518	3,390,665	1,416,504
Loss from operations	(1,200,549)	(840,518)	(3,390,665)	(1,416,504)

Other income (expense):
Interest income	2,867	4,279	5,088	7,272
Interest expense	(38,592)	(40,893)	(78,680)	(74,232)
Other expense	(17,268)	16,618	(37,475)	13,271
Total other income (expense)	(52,993)	(19,996)	(111,067)	(53,689)

Loss before income tax benefit	(1,253,542)	(860,514)	(3,501,732)	(1,470,193)
Income tax benefit	38,000	30,000	95,000	59,000

Net loss	(1,215,542)	(830,514)	(3,406,732)	(1,411,193)
Foreign currency translation adjustment	(8,781)	3,212	(13,157)	11,100
Comprehensive loss	$(1,224,323)	$(827,302)	$(3,419,889)	$(1,400,093)

Weighted average shares outstanding:
Basic and diluted	6,585,533	5,103,220	6,225,722	5,059,999
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.18)	$(0.16)	$(0.55)	$(0.28)

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Sun BioPharma, Inc.

Condensed Consolidated Statements of Changes in Stockholders’ Deficit

(Unaudited)

	Common Stock		Additional Paid-In	Accumulated	Accumulated Comprehensive	Total Stockholders’
	Shares	Amount	Capital	Deficit	Loss	Deficit
Balance at January 1, 2015	5,688,927	$5,688	$7,264,729	$(8,568,880)	$(17,423)	$(1,315,886)
Exercise of common stock options	647,634	648	692,226	–	–	692,874
Exercise of common stock warrants	500,000	500	374,500			375,000
Conversion of promissory notes to common stock	50,194	50	225,830			225,880
Sale of common stock for cash	43,750	44	349,956			350,000
Issuance of stock for services and technology rights	33,241	33	42,183	–	–	42,216
Share-based compensation	–	–	933,400	–	–	933,400
Deemed dividend related to exercise price
modification of common stock warrants	–	–	170,625	(170,625)	–	–
Net loss	–	–	–	(3,406,732)	–	(3,406,732)
Foreign currency translation adjustment,
net of taxes of $-0-	–	–	–	–	(13,157)	(13,157)
Balance at June 30, 2015	6,963,746	$6,963	$10,053,449	$(12,146,237)	$(30,580)	$(2,116,405)

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Sun BioPharma, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Six months ended June 30,
	2015	2014
Cash flows from operating activities:
Net loss	$(3,406,732)	$(1,411,193)
Adjustments to reconcile net loss to net cash used in
operating activities:
Depreciation and amortization expense	13,758	13,273
Non-cash interest expense	7,080	-
Unrealized gain on investment	(2,734)	-
Share based compensation	933,400	54,002
Issuance of common stock for services and technology rights	42,216	91,000
Increase (decrease) in cash resulting from changes in:
Income tax receivable	10,155	(10,404)
Prepaid expenses	(3,952)	5,588
Accounts payable and accrued expenses	265,091	79,113
Total adjustments	1,265,014	232,572
Net cash used in operating activities	(2,141,718)	(1,178,621)

Cash flows from financing activities:
Proceeds from issuance of debt	-	2,400,000
Proceeds from issuance of common stock	350,000	-
Exercise of stock options	692,874	11,003
Exercise of stock warrants	375,000	-
Collection of stock subscription receivable	94,400	-
Net cash provided by financing activities	1,512,274	2,411,003
Effect of exchange rate changes on cash and cash equivalents	(19,024)	8,548
Net increase (decrease) in cash and cash equivalents	(648,468)	1,240,931
Cash and cash equivalents, beginning of period	1,653,494	2,693,375
Cash and cash equivalents, end of period	$1,005,026	$3,934,306

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$36,986	$30,288

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SUN BIOPHARMA, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

(1) Organization and Description of Business and Liquidity:

Sun BioPharma, Inc. and its wholly-owned subsidiary, Sun BioPharma Australia Pty Ltd. (collectively, “Sun BioPharma” or “the Company”) were organized to engage in advancing the commercial development of a proprietary polyamine analogue for pancreatic cancer and for a second indication in chronic pancreatitis. The Company has exclusively licensed the worldwide rights to this compound, which has been designated as SBP-101, from the University of Florida Research Foundation, Inc. (“UFRF”). The Company intends to generate income from pharmaceutical products it develops either alone or with one or more strategic partners. Sun BioPharma, Inc. was incorporated under the laws of the State of Delaware in September 2011. Sun BioPharma Australia Pty Ltd was established and incorporated under the laws of Australian Securities & Investments Commission in May 2013.

Basis of Presentation

In the opinion of management, the accompanying unaudited condensed consolidated financial statements (“condensed financial statements”) have been prepared on a basis consistent with the Company’s December 31, 2014 audited financial statements and include all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation of the information set forth herein. The condensed financial statements have been prepared in accordance with the rules for interim financial information of the Securities and Exchange Commission (the “SEC”) and, therefore, omit certain information and footnote disclosure necessary to present the statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The accompanying condensed December 31, 2014 balance sheet has been derived from the audited financial statements at that date, but does not include all information and footnotes required by GAAP in the U.S. for complete financial statements. The results of operations for the three and six months ended June 30, 2015 may not be indicative of the results to be expected for the entire year or any future periods.

Liquidity and Management Plans

The Company operates in a highly regulated and competitive environment. The manufacturing and marketing of pharmaceutical products require approval from, and are subject to ongoing oversight by, the Food and Drug Administration (“FDA”) in the United States, the Therapeutic Goods Administration (“TGA”) in Australia, the European Medicines Agency (“EMA”) in the European Union, and comparable agencies in other countries. Obtaining approval for a new pharmaceutical product is never certain, may take many years, and is normally expected to involve substantial expenditures.

The Company has incurred losses of $12,146,237 since inception and expects to continue to incur costs and expenses related to product development and obtaining regulatory approvals. As of June 30, 2015, the Company has net working capital of $900,958, cash of $1,005,026 and stockholders’ deficit of $2,116,404. The Company’s principal sources of cash have included issuance of convertible debt and equity securities. The Company expects losses to continue through the foreseeable future as the Company continues to pursue research and development activities and commercialize its SBP-101 compound.

If necessary, certain planned expenditures, including expenditures related to research and development projects, could be deferred or forgone if the Company believes it is necessary to do so in order to fund operations. In addition, if necessary, the Company could implement restrictions on non-essential travel, put in place a salary deferral program for certain employees, reduce utilization of outside professional service providers and implement a reduction in the Company’s workforce. Accordingly, the Company will seek additional sources of funds, including the sale of debt or equity securities, or the Company will modify its current business plan. There can be no assurances that the Company will be able to obtain additional financing on commercially reasonable terms, if at all. The sale of additional convertible debt or equity securities would likely result in dilution to the Company’s current stockholders.

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(2) Summary of Significant Accounting Policies:

Principles of Consolidation

The accompanying condensed consolidated financial statements include the assets, liabilities and expenses of Sun BioPharma, Inc. and its wholly-owned subsidiary. Intercompany transactions and balances are eliminated in consolidation.

Use of Estimates

The preparation of condensed consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value Determination of the Company’s Common Stock

Determining the fair value of shares of privately held companies with regards to estimating the values of share based payments requires making complex and subjective judgments. The Company concluded the only viable methodologies to value the Company’s common stock are implied valuations based on the terms of the bridge and convertible debt financing to estimate the Company’s enterprise values for the dates on which these transactions occurred. The assumptions take into account certain discounts related to control and lack of marketability. There is inherent uncertainty in these estimates.

The board of directors determines the estimated fair value of the Company’s common stock based on a number of objective and subjective factors, including external market conditions affecting the health sciences industry sector and prices at which the Company issued convertible debt and sold shares of its common stock. The board of directors also retained an independent financial valuation firm to substantiate the valuations they estimated. That firm employed an implied valuation methodology based on the terms of the recent convertible note financings.

Debt issuance costs

Costs associated with the issuance of debt instruments are capitalized. These costs are amortized on a straight-line basis, which approximates the effective interest method, over the term of the debt agreements.

Investments

Investments consist of a mutual fund and are reported at fair value at each reporting period. Investments are considered trading securities by the Company. As such, unrealized gains and losses are included in earnings and recorded as interest income in the accompanying condensed consolidated statements of operations and comprehensive loss.

Research and development costs

Research and development costs are charged to operations as incurred. These expenses consist primarily of (i) fees paid to third-party service providers to perform, monitor and accumulate data related to the Company’s preclinical studies and clinical trials; (ii) costs related to sponsored research agreements; (iii) costs to develop a scaled-up process and subsequently manufacture sufficient drug product for use in our studies and trials; (iv) fees paid to consultants for specialized expertise related to execution of the Company’s Development Plan for its licensed drug compound; and (v) fees related to licensing the Company’s technology and concurrent maintenance of licensed patents and patent applications. The Company expenses costs associated with obtaining licenses for patented technologies when it is determined there is no alternative future use of the intellectual property subject to the license (purchased in-process research and development).

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Share-based compensation

The Company accounts for compensation for all arrangements under which employees and others receive equity awards through options and warrants based on fair value. The fair values of the Company’s share-based awards are estimated on the grant dates using the Black-Scholes valuation model and amortized as compensation expense over the requisite service period. This valuation model requires the input of highly subjective assumptions, including the fair value of the Company’s common stock on the grant date, the expected stock price volatility, estimated award term and risk-free interest rates for the expected term. When estimating the expected term, the Company utilizes the “simplified” method for “plain vanilla” options. The Company bases its estimate of expected stock price volatility on the average of historical volatilities of publicly traded companies it deems similar to the Company because the Company lacks its own relevant historical volatility data. The Company utilizes risk-free interest rates based on zero-coupon U.S. treasury instruments, the terms of which are consistent with the expected term of the stock awards. The Company has not paid and does not anticipate paying cash dividends on its shares of common stock; therefore, the expected dividend yield is assumed to be zero.

Foreign currency translation adjustments

The functional currency of Sun BioPharma Australia Pty Ltd is the Australian Dollar (“AUD”). Accordingly, assets and liabilities, and equity transactions of Sun BioPharma Australia Pty Ltd are translated into U.S. dollars at period-end exchange rates. Revenues and expenses are translated at the average exchange rate in effect for the period. The resulting translation gains and losses are recorded as a component of accumulated comprehensive loss in the consolidated statements of changes of stockholders’ equity. During the three and six month periods ended June 30, 2015 and 2014, any reclassification adjustments from accumulated other comprehensive loss to operations was inconsequential.

Net loss per share

Outstanding options, warrants and shares subject to convertible note agreements totaling 3,313,471 at June 30, 2015 and 3,543,825 at June 30, 2014 were not included in the computation of diluted earnings per share because to do so would have had an anti-dilutive effect. Accordingly, diluted net loss per share is the same as basic net loss per share.

(3) Stock Compensation Plan:

In 2011, the Company adopted the Sun BioPharma, Inc. Stock Option Plan (the “Plan”) to enable the granting of stock options to employees, consultants, and non-employee directors of the Company. The Company uses the Black-Scholes valuation model to estimate the fair value of stock options at grant date. There were no options granted during the three month period ended June 30, 2015. The assumptions used in calculating the fair value under the Black-Scholes option-pricing model are set forth in the following table for options issued by the Company during the six month period ended June 30, 2015:

Common stock fair value	$1.27
Risk-free interest rates	1.57%–1.61%
Expected dividend yield	–
Expected option life	5.0 years
Expected stock price volatility	62.60%–64.59%

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Option activity during the six month period ended June 30, 2015 was as follows:

	Number of Shares	Weighted Average Exercise Price	Intrinsic Value
Outstanding, January 1, 2015	1,371,938	$0.96
Granted	1,335,000	1.27
Exercised	(647,634)	1.07
Forfeited	–	–
Outstanding, June 30, 2015	2,059,304	1.12	$14,158,333
Options exercisable, June 30, 2015	2,059,304	1.12

All options are fully vested as of June 30, 2015.

Following is a summary of the status of options outstanding at June 30, 2015:

Exercise Price Range	Number Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price
$0.30–$0.39	75,900	6.56 years	$0.35
$0.40–$0.49	75,000	7.96 years	0.44
$0.90–$0.99	35,000	9.09 years	0.91
$1.00–$1.09	332,602	8.51 years	1.00
$1.10–$1.19	380,802	8.50 years	1.10
$1.20–$1.29	1,160,000	9.69 years	1.27
	2,059,304		1.12

(4) Capital Stock:

Private Placement

In April 2015, the Company began a private placement of its securities in which the Company is offering to sell up to $10 million of common stock at $8.00 per share. As of June 30, 2015, the Company received $350,000 and issued 43,750 shares of common stock under the private placement. In addition, while the Company negotiated the merger agreement more fully described below, as of August 26, 2015, additional proceeds of $1,025,000 have been received and are held in escrow for the purchase of 128,125 shares of the Company’s common stock. These stock issuances will become final upon the closing of the merger transaction described below. If the merger transaction is not consummated, the investors who provided the additional proceeds may revoke their subscription agreements whereby the Company would be required to return the monies being held in escrow.

Warrant Exercise Price Adjustment

In April 2015, the Board of Directors agreed to reduce the exercise price of outstanding warrants issued in connection with certain notes payable from $1.00 per share to $0.75 per share. This exercise price modification resulted in the recognition of a deemed dividend of $170,625 which was charged to accumulated deficit and credited to additional paid-in-capital. In April and May 2015, $375,000 was received by the Company from warrant holders who exercised warrants at the reduced price and who were issued a total of 500,000 shares of the Company’s common stock.

Conversion of Promissory Notes

In April and May 2015, three noteholders converted their promissory notes with principal of $225,000 and unpaid interest of $880 into 50,194 shares of the Company’s common stock.

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(5) Subsequent Events:

Merger with Publicly Traded Company

In June 2015, the Company entered into a merger agreement with a publicly traded company (the “Parent”) whereby all of the shares of the Company will be converted into shares of the Parent. Upon closing of the merger, which is anticipated to be in September 2015, the Company will become a public reporting company subject to the periodic reporting requirements of the Exchange Act. In connection with the merger agreement, the Company will assume a liability of $250,000 payable to shareholders of the Parent.

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